Oppenheimer                                      ANNUAL
         U.S. GOVERNMENT                                  REPORT
         TRUST                                        AUGUST 31, 2002
--------------------------------------------------------------------------------

[Background Four Hand Logo Omitted]

         FUND HIGHLIGHTS

         PERFORMANCE UPDATE

         INVESTMENT STRATEGY DISCUSSION

         LISTING OF INDIVIDUAL INVESTMENTS

         "WE ARE QUITE PLEASED TO REPORT THAT THE FUND DELIVERED STRONG POSITIVE RETURNS FOR THE 12 MONTHS UNDER REVIEW, A PERIOD CHARACTERIZED BY EXTREMELY VOLATILE CONDITIONS. WE BELIEVE THAT WITHIN THE UNIVERSE OF ELIGIBLE SECURITIES FOR THE FUND, AGENCIES AND MORTGAGES ARE PRESENTLY CHEAP, AND OFFER A HIGHER TOTAL RETURN POTENTIAL THAN TREASURIES."

                                              OppenheimerFunds(R) [Logo Omitted]
                                              The Right Way to Invest

REPORT HIGHLIGHTS

    CONTENTS

 1  Letter to Shareholders

 3  An Interview with Your Fund's Managers

 7  Fund Performance

12  FINANCIAL STATEMENTS

37  INDEPENDENT AUDITORS' REPORT

38  Federal Income Tax Information

40  Trustees and Officers

44  Privacy Policy Notice


FUND OBJECTIVE
Oppenheimer U.S. Government Trust seeks high current income consistent with preservation of capital.


---------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 8/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A    9.75%       4.53%
---------------------------------
Class B    8.93        3.93
---------------------------------
Class C    9.05        8.05
---------------------------------
Class N    9.62        8.62
---------------------------------
Class Y   10.05

---------------------------------
STANDARDIZED YIELDS

For the 30 Days Ended 8/31/02(1)
---------------------------------
Class A        3.48%
---------------------------------
Class B        2.93
---------------------------------
Class C        2.98
---------------------------------
Class N        3.51
---------------------------------
Class Y        4.05
---------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

1. Standardized yield is based on net investment income for the 30-day period ended August 31, 2002 and maximum offering price as of August 31, 2002. Falling share prices will tend to artificially raise yields.

LETTER TO SHAREHOLDERS

[Photo omitted]

JOHN V. MURPHY
PRESIDENT
OPPENHEIMER
U.S. GOVERNMENT TRUST


DEAR SHAREHOLDER,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual


1 OPPENHEIMER U.S. GOVERNMENT TRUST

LETTER TO SHAREHOLDERS

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

[/s/ John V. Murphy]

John V. Murphy
September 23, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

2 OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS

PORTFOLIO MANAGEMENT
TEAM
ANGELO MANIOUDAKIS
BEN GORD
CHARLES MOON
CALEB WONG


Q

HOW DID OPPENHEIMER U.S. GOVERNMENT TRUST (THE "FUND") PERFORM FOR ITS FISCAL YEAR THAT ENDED AUGUST 31, 2002?

A. We are quite pleased to report that the Fund delivered strong positive returns for the 12 months under review, a period characterized by extremely volatile conditions that kept most major market indices in negative territory. In addition to its solid absolute returns, the Fund enjoyed favorable relative performance versus its peer group. As the new managers of the Fund's portfolio, we believe the Fund's strategy offers both the flexibility and disciplined approach that should help returns remain as strong as they've been historically.

WHAT WERE GENERAL MARKET CONDITIONS DURING THE PERIOD UNDER REVIEW?
The Fund's fiscal year was marred by overall volatility in the capital markets and, particularly during the second half of the Fund's fiscal year, pervasive uncertainty regarding the state of the U.S. economy. Investors flocked to fixed-income securities as a perceived safe haven versus the continually dropping prices of equities. This provided a favorable backdrop for the Fund, which benefited from the continued rally in fixed-income securities.

WHAT FACTORS MOST SIGNIFICANTLY IMPACTED PERFORMANCE?
When we assumed responsibility for management of the Fund's assets in April 2002, it was clear to us that the Fund's strategy, which includes investing in--and at times, emphasizing --mortgage-related securities, was a vital component to its historically strong performance. While spread products (non-Treasury securities) such as mortgages or government agency securities offered only marginal yield over comparable Treasuries throughout the fiscal year, these non-Treasury securities performed well, thereby adding to the Fund's returns.
   In addition, we believe active management of the Fund's portfolio continued to serve it well in a turbulent environment.


3 OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS

GIVEN THAT WE'VE SEEN A SUBSTANTIAL DROP IN YIELDS IN THE TREASURY MARKET SINCE EARLY APRIL, OUR DECISION TO INCREASE THE PORTFOLIO'S DURATION ALSO POSITIVELY IMPACTED PERFORMANCE FOR THE YEAR.

   For example, early in the reporting period, the management team chose to underweight mortgages and overweight Treasuries, largely due to the Federal Reserve Board's (the Fed) ongoing easing bias and its aggressive reduction of short-term interest rates--an environment that lends itself to a surge of mortgage prepayments. The portfolio team established a more conservative mix of securities largely to avoid an anticipated surge in mortgage prepayments.
   Then, after the tragic events of September 11, 2001, a widespread flight to quality caused the Treasury yield curve to steepen. As a result, Treasury securities--particularly the intermediate-term Treasuries the Fund emphasized at that time--appreciated in price. At the same time, virtually all spread products suffered. Since bond prices move in the opposite direction of their yields, the yields offered on many of these non-Treasury securities rose substantially. The Fund benefited from the management team's allocation decisions, harvesting gains from both rising Treasury prices and the attractive yields offered on non-Treasuries at that time.
   When we began managing the Fund, the portfolio's duration was short relative to its index, and up until that time, this structure had served the Fund well. However, after evaluating the situation, we decided to extend the portfolio's duration somewhat, thereby increasing its sensitivity to changes in interest rates. This gave the portfolio a more duration-neutral stance, and brought it more in line with its peer group and benchmark. Given that we've seen a substantial drop in yields in the Treasury market since early April, our decision to increase the portfolio's duration positively impacted performance for the year.
   On the other hand, the Fund held a position in interest-only mortgage securities for a large part of the year. Although we began selling off these securities in April, these securities performed poorly in recent months during the period and detracted somewhat from the Fund's performance.

4 OPPENHEIMER U.S. GOVERNMENT TRUST

---------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Periods Ended 9/30/02(2)


Class A
1-Year            5-Year            10-Year
---------------------------------------------
4.40%             6.01%             6.35%

Class B                             Since
1-Year            5-Year            Inception
---------------------------------------------
3.80%             5.93%             6.72%

Class C                             Since
1-Year            5-Year            Inception
---------------------------------------------
7.80%             6.26%             6.04%

Class N                             Since
1-Year            5-Year            Inception
---------------------------------------------
8.47%             N/A               9.45%

Class Y                             Since
1-Year            5-Year            Inception
---------------------------------------------
9.91%             N/A               7.11%
---------------------------------------------


HOW ARE YOU STRUCTURING THE PORTFOLIO?
Currently, the Fund emphasizes two areas: agency securities and mortgage-related securities. This stems from a fundamental value decision. We believe that within the universe of eligible securities for the Fund, agencies and mortgages are presently cheap, and offer a higher total return potential than Treasuries. However, we don't see these securities as extremely undervalued. Therefore, we are satisfied with a modest overweight of these spread products, in that we believe it enables us to take advantage of reasonable value opportunities in the mortgage market right now, and positions the Fund well for any movements in spread product in either direction. Frankly, we believe the Fund's existing strategy and focus have served it well, so we currently don't plan to make any drastic shifts in the Fund's portfolio allocations in the near future.

WHAT MESSAGE WOULD YOU LIKE TO CONVEY TO SHAREHOLDERS?
Above all, we are pleased to have the opportunity to manage the Fund for shareholders, and to strive to deliver a continuation of the favorable results the Fund has provided in recent years. We view the Fund as a column of strength for investors seeking a buffer against volatility in the equity markets, as well as those looking to fully diversify an equity-focused portfolio. We believe we bring a very stringent approach to risk management to the Fund, with a conviction that this approach needs to be an integral, focal point of the overall investment process for the Fund, not merely peripheral. In short, we are confident that the Fund's disciplined investment process, its unique composition and balance of fixed-income securities, as well as its favorable track record versus its peers are all ingredients making Oppenheimer U.S. Government Trust part of THE RIGHT WAY TO INVEST.

2. See Notes on page 11 for further details.


5 OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS


CREDIT ALLOCATION(3)

[Pie Graph Omitted]

Treasury        28.4%
Gov't Agency    54.5
AAA             10.2
AA               1.8
A                1.2
BBB              2.7
BB               0.1
Other            1.1


TOP FIVE HOLDINGS BY ISSUER(4)
-------------------------------------------------------------
Federal National Mortgage Assn.                         33.2%
-------------------------------------------------------------
U.S. Treasury                                           27.3
-------------------------------------------------------------
Federal Home Loan Mortgage Corp.                        19.1
-------------------------------------------------------------
Government National Mortgage Assn.                       1.6
-------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC                   1.1
-------------------------------------------------------------


3. Portfolio is subject to change. Percentages are as of August 31, 2002 and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 0.73% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. The Fund may invest in securities of any maturity, including those issued by private issuers and federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
4. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on total market value of investments.


6 OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE

 HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX. MANAGEMENT'S DISCUSSION OF PERFORMANCE. For the fiscal year ended August 31, 2002, active management of the Fund's portfolio continued to serve it well amidst turbulent market conditions. The management team's decision to underweight mortgages and overweight Treasuries early in the period benefited performance, as an overall flight to quality took hold and Treasuries outperformed spread products during the end of 2001. The portfolio management team viewed this as an ideal time (end of 2001) to capture perceived value in the mortgage-related securities market, and added to the Fund's exposure to mortgages. Not long after, mortgages enjoyed a rally as investors started to seek more favorable yields than those offered by Treasuries at the time. The Fund again benefited, largely from its emphasis and structure at the time. When the Fund's new portfolio management team took the helm, the portfolio's duration was short relative to its index. The new managers' decision to extend the portfolio's duration slightly gave the portfolio a more duration-neutral stance. When yields in the Treasury market dropped soon after, this decision also positively impacted performance for the year. On the other hand, the Fund's portfolio held some interest-only mortgage securities that performed poorly, and detracted from the Fund's performance for the period. The Fund's holdings, allocations, strategies and management are subject to change. COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until its fiscal year-end of August 31, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on July 21, 1995, and in the case of Class C shares, from the inception of the class on December 1, 1993. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the class on May 18, 1998. The Fund's performance reflects the deduction of the current maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions. Class Y shares are offered only to certain institutional shareholders under special arrangement with the Distributor and are not subject to a sales charge.
    The Fund's performance is compared to that of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government guaranteed corporate debt, and is widely regarded as a general measurement of the performance of the U.S. Government bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.

7 OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

               Oppenheimer U.S. Government Trust (Class A)         Lehman Brothers U.S. Government Bond Index
06/30/92                          9,525                                               10,000
09/30/92                          9,795                                               10,494
12/31/92                          9,848                                               10,498
03/31/93                         10,170                                               10,973
06/30/93                         10,434                                               11,290
09/30/93                         10,647                                               11,657
12/31/93                         10,636                                               11,617
03/31/94                         10,417                                               11,268
06/30/94                         10,312                                               11,139
09/30/94                         10,422                                               11,186
12/31/94                         10,500                                               11,225
03/31/95                         11,068                                               11,754
06/30/95                         11,469                                               12,482
09/30/95                         11,675                                               12,704
12/31/95                         12,068                                               13,284
03/31/96                         11,960                                               12,984
06/30/96                         12,032                                               13,046
08/31/96(1)                      12,082                                               13,049
11/30/96                         12,687                                               13,793
02/28/97                         12,714                                               13,686
05/31/97                         12,964                                               13,855
08/31/97                         13,344                                               14,266
11/30/97                         13,792                                               14,806
02/28/98                         14,085                                               15,144
05/31/98                         14,263                                               15,412
08/31/98                         14,580                                               16,017
11/30/98                         14,716                                               16,399
02/28/99                         14,629                                               16,137
05/31/99                         14,613                                               16,095
08/31/99                         14,522                                               16,039
11/30/99                         14,717                                               16,173
02/29/00                         14,795                                               16,320
05/31/00                         15,018                                               16,571
08/31/00                         15,543                                               17,281
11/30/00                         15,979                                               17,840
02/28/01                         16,456                                               18,588
05/31/01                         16,448                                               18,524
08/31/01                         17,058                                               19,293
11/30/01                         17,475                                               19,683
02/28/02                         17,676                                               19,820
05/31/02                         17,830                                               19,969
08/31/02                         18,720                                               21,103

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/02(2)
1-YEAR  4.53%     5-YEAR  5.97%     10-YEAR  6.27%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

               Oppenheimer U.S. Government Trust (Class B)         Lehman Brothers U.S. Government Bond Index

07/21/95                         10,000                                               10,000
09/30/95                         10,230                                               10,215
12/31/95                         10,563                                               10,681
03/31/96                         10,438                                               10,440
06/30/96                         10,480                                               10,490
08/31/96(1)                      10,509                                               10,492
11/30/96                         11,015                                               11,091
02/28/97                         11,018                                               11,005
05/31/97                         11,214                                               11,141
08/31/97                         11,521                                               11,471
11/30/97                         11,886                                               11,906
02/28/98                         12,116                                               12,177
05/31/98                         12,246                                               12,392
08/31/98                         12,494                                               12,879
11/30/98                         12,587                                               13,186
02/28/99                         12,489                                               12,976
05/31/99                         12,451                                               12,942
08/31/99                         12,350                                               12,897
11/30/99                         12,493                                               13,004
02/29/00                         12,535                                               13,122
05/31/00                         12,700                                               13,324
08/31/00                         13,119                                               13,896
11/30/00                         13,448                                               14,345
02/28/01                         13,839                                               14,946
05/31/01                         13,805                                               14,895
08/31/01                         14,308                                               15,513
11/30/01                         14,658                                               15,827
02/28/02                         14,826                                               15,937
05/31/02                         14,955                                               16,057
08/31/02                         15,702                                               16,969

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/02(2)
1-YEAR  3.93%    5-YEAR  5.89%    SINCE INCEPTION  6.55%

1. The Fund changed its fiscal year end from June to August.
2. See Notes on page 11 for further details.

8 OPPENHEIMER U.S. GOVERNMENT TRUST

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

               Oppenheimer U.S. Government Trust (Class C)         Lehman Brothers U.S. Government Bond Index

12/01/93                         10,000                                               10,000
12/31/93                         10,040                                               10,039
03/31/94                          9,787                                                9,737
06/30/94                          9,678                                                9,625
09/30/94                          9,761                                                9,666
12/31/94                          9,815                                                9,700
03/31/95                         10,323                                               10,156
06/30/95                         10,676                                               10,786
09/30/95                         10,835                                               10,978
12/31/95                         11,190                                               11,479
03/31/96                         11,057                                               11,220
06/30/96                         11,114                                               11,273
08/31/96(1)                      11,146                                               11,276
11/30/96                         11,684                                               11,919
02/28/97                         11,687                                               11,826
05/31/97                         11,896                                               11,972
08/31/97                         12,222                                               12,327
11/30/97                         12,610                                               12,794
02/28/98                         12,853                                               13,086
05/31/98                         12,991                                               13,317
08/31/98                         13,241                                               13,841
11/30/98                         13,353                                               14,170
02/28/99                         13,234                                               13,944
05/31/99                         13,209                                               13,908
08/31/99                         13,101                                               13,859
11/30/99                         13,237                                               13,975
02/29/00                         13,295                                               14,102
05/31/00                         13,471                                               14,319
08/31/00                         13,915                                               14,933
11/30/00                         14,264                                               15,416
02/28/01                         14,663                                               16,062
05/31/01                         14,643                                               16,007
08/31/01                         15,141                                               16,671
11/30/01                         15,483                                               17,008
02/28/02                         15,632                                               17,126
05/31/02                         15,754                                               17,256
08/31/02                         16,511                                               18,236

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/02(2)
1-YEAR  8.05%    5-YEAR  6.20%    SINCE INCEPTION  5.90%

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

               Oppenheimer U.S. Government Trust (Class N)         Lehman Brothers U.S. Government Bond Index

03/01/01                         10,000                                               10,000
05/31/01                          9,980                                                9,965
08/31/01                         10,350                                               10,379
11/30/01                         10,590                                               10,589
02/28/02                         10,726                                               10,662
05/31/02                         10,812                                               10,743
08/31/02                         11,246                                               11,353

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 8/31/02(2) 1-YEAR 8.62% SINCE INCEPTION 8.14%

9 OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

               Oppenheimer U.S. Government Trust (Class Y)         Lehman Brothers U.S. Government Bond Index
05/18/98                         10,000                                               10,000
05/31/98                         10,041                                               10,000
08/31/98                         10,282                                               10,393
11/30/98                         10,316                                               10,640
02/28/99                         10,238                                               10,471
05/31/99                         10,235                                               10,443
08/31/99                         10,198                                               10,407
11/30/99                         10,342                                               10,494
02/29/00                         10,400                                               10,589
05/31/00                         10,570                                               10,752
08/31/00                         10,951                                               11,213
11/30/00                         11,255                                               11,576
02/28/01                         11,612                                               12,061
05/31/01                         11,613                                               12,019
08/31/01                         12,056                                               12,518
11/30/01                         12,356                                               12,772
02/28/02                         12,490                                               12,860
05/31/02                         12,623                                               12,957
08/31/02                         13,268                                               13,693

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/02(2)
1-YEAR 10.05%   SINCE INCEPTION 6.82%


THE PERFORMANCE INFORMATION FOR THE LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX IN THE GRAPHS BEGINS ON 6/30/92 FOR CLASS A, 7/31/95 FOR CLASS B, 11/30/93 FOR CLASS C, 2/28/01 FOR CLASS N AND 5/31/98 FOR CLASS Y.

2. See Notes on page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.


10 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 8/16/85. Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 7/21/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, Class B performance does not include contingent deferred sales charge and uses Class A performance for the period after conversion.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception). Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

11 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  AUGUST 31, 2002

                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1

----------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--7.0%
----------------------------------------------------------------------------------------------------

 AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations:
 Series 2001-3A, Cl. Note, 8.835%, 2/25/32(1)                      $2,900,963            $2,886,458
 Series 2002-1, Cl. Note, 9.50%, 6/25/32(1)                         2,380,036             2,372,599
----------------------------------------------------------------------------------------------------
 Ameriquest Mortgage Securities, Inc., Floating Rate Home Equity
 Mtg. Obligations, Series 2001-3, Cl. M1, 2.82%, 2/25/32(1,2)       4,000,000             4,000,000
----------------------------------------------------------------------------------------------------
 Block Mortgage Finance, Inc., Asset-Backed Certificates,
 Series 1999-1, Cl. A2, 6%, 4/25/20(1)                               597,618                600,606
----------------------------------------------------------------------------------------------------
 Centex Home Equity, Home Equity Collateralized Mtg. Obligations,
 Series 2002-A, Cl. MF2, 6.54%, 1/25/32                             5,000,000             5,225,000
----------------------------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Home Equity Loan
 Pass-Through Certificates, Series 2000-4, Cl. M1, 8.73%, 5/1/32    5,000,000             5,585,875
----------------------------------------------------------------------------------------------------
 Daimler Chrysler Auto Trust, Automobile Loan Pass-Through
 Certificates, Series 2002-B, Cl. A2, 2.20%, 4/6/05                 7,080,000             7,080,000
----------------------------------------------------------------------------------------------------
 Embarcadero Aircraft Securitization Trust, Airplane Collateral
 Obligations, Series 2000-A, Cl. B, 2.88%, 8/15/25(1,2)             4,550,157               910,031
----------------------------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust, Automobile Loan Certificates,
 Series 2002-D, Cl. A2A, 2.13%, 2/15/05(1)                         15,160,000            15,158,701
----------------------------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
 Series 2002-2, Cl. A1, 1.91%, 4/16/07(1)                           9,100,000             9,077,250
----------------------------------------------------------------------------------------------------
 Honda Auto Receivables Owner Trust, Automobile Mtg. Obligations,
 Series 2002-3, Cl. A2, 2.26%, 12/18/04                             8,980,000             9,007,291
----------------------------------------------------------------------------------------------------
 Household Automotive Trust, Automobile Loan Certificates,
 Series 2002-2, Cl. A2, 2.15%, 12/19/05(1)                          7,570,000             7,560,159
----------------------------------------------------------------------------------------------------
 Lehman ABS Manufactured Housing Contract, Commercial
 Mtg. Pass-Through Certificates, Series 2001-B, Cl.
 A4, 5.27%, 9/15/18                                                 6,600,000             6,824,813
----------------------------------------------------------------------------------------------------
 MSF Funding LLC, Collateralized Mtg. Obligations, Series 2000-1,
 Cl. A, 4.31%, 7/25/07(1,2)                                         2,465,276             2,415,477
----------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations, Series 2002-I,
 Cl. ECFD, 9.25%, 3/20/32(3)                                        3,756,792             3,709,832
----------------------------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust, Auto Receivable Nts.,
 Series 2002-C, Cl. A2, 1.94%, 9/15/04                             10,990,000            10,989,615
----------------------------------------------------------------------------------------------------
 Option One Mortgage Securities Corp. NIM Trust, Home Equity
 Mtg. Obligations, Series 1999-2, Cl. CTFS, 9.66%, 6/26/29(1)       2,630,133             2,626,024
----------------------------------------------------------------------------------------------------
 Providian Master Trust, Sub. Collateralized Mtg. Obligations,
 Series 2000-2, Cl. C, 7.98%, 4/15/09(1)                            3,000,000             3,000,000
----------------------------------------------------------------------------------------------------
 Residential Funding Mortgage Securities II, Inc., Home
 Equity Loan Pass-Through Certificates, Series 2002-HS1, Cl. M2,
 6.46%, 1/25/27                                                     3,000,000             3,034,688
                                                                                       -------------
 Total Asset-Backed Securities (Cost $104,694,611)                                      102,064,419

----------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--53.7%
----------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--41.2%
----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--39.3%
 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 9.50%, 12/1/02-11/1/03                                               18,936                 19,409
 14%, 1/1/11                                                          86,848                105,241
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Mtg. Pass-Through
 Certificates, Series 151, Cl. F, 9%, 5/15/21                        548,785                573,238

12 OPPENHEIMER U.S. GOVERNMENT TRUST


                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED Continued
 Federal Home Loan Mortgage Corp., Gtd. Mtg.
 Pass-Through Participation Certificates:
 7.50%, 9/1/12-2/1/32                                             $ 8,420,273       $     8,934,412
 9%, 8/1/22-5/1/25                                                  2,140,439             2,370,571
 11.50%, 6/1/20                                                       158,736               183,232
 12.50%, 7/1/19                                                       452,985               528,785
 13%, 8/1/15                                                          419,191               493,160
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
 Investment Conduit Multiclass Pass-Through Certificates:
 Series 2298, Cl. PC, 6.50%, 10/15/26                               5,000,000             5,190,317
 Series 2312, Cl. PH, 6.50%, 12/15/27                              10,399,000            10,794,662
 Series 2315, Cl. CM, 6.50%, 1/15/25                                7,672,000             7,890,492
 Series 2358, Cl. PA, 6%, 6/15/11                                  11,950,116            12,266,223
 Series 2359, Cl. PA, 6%, 8/15/10                                  11,800,000            12,128,018
 Series 2368, Cl. PN, 6.50%, 7/15/28                               12,500,000            12,998,167
 Series 2368, Cl. PR, 6.50%, 10/15/31                              10,000,000            10,452,632
 Series 2392, Cl. PV, 6%, 12/15/20                                  9,952,000            10,385,138
 Series 2410, Cl. NE, 6.50%, 9/15/30                                7,850,000             8,036,437
 Series 2420, Cl. BC, 6.50%, 7/15/26                               10,000,000            10,693,100
 Series 2423, Cl. PD, 6.50%, 11/15/30                              10,000,000            10,365,625
 Series 2430, Cl. OB, 6%, 10/15/26                                 11,947,000            12,633,952
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security:
 Series 164, Cl. A, (6.726)%, 3/1/24(4)                             7,085,540             1,087,188
 Series 192, Cl. IO, (18.402)%, 2/1/28(4)                           2,584,789               363,486
 Series 199, Cl. IO, (21.494)%, 8/1/28(4)                          30,251,342             4,570,789
 Series 203, Cl. IO, (21.947)%, 6/15/29(4)                         25,257,940             4,088,629
 Series 206, Cl. IO, (26.136)%, 12/15/29(4)                        13,761,466             1,966,384
 Series 207, Cl. IO, (24.387)%, 4/15/30(4)                          6,093,981               756,035
 Series 2367, Cl. MI, (36.37)%, 1/15/22(4)                          9,000,000               630,000
 Series 2403, Cl. QI, (29.232)%, 1/15/22(4)                        12,352,615               922,586
 Series 2410, Cl. PI, (25.56)%, 2/15/26(4)                         19,134,740               908,900
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.-Government National
 Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
 Series 28, Cl. PG, 6.875%, 2/25/23                                 5,712,000             6,091,534
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 9/25/31(5)                                                    94,000,000            95,821,250
 6.50%, 9/1/28(5)                                                  83,000,000            85,697,500
 6.50%, 11/1/28-5/1/31                                             32,804,090            33,929,644
 7%, 8/1/29-4/1/30                                                  7,789,997             8,122,743
 7%, 9/25/32(5)                                                   109,100,000           113,634,414
 8%, 12/1/22                                                          489,286               527,150
 11%, 7/1/16                                                          236,487               271,433
 11.50%, 11/1/15-11/17/20                                           1,114,549             1,290,065
 13%, 11/1/12                                                          15,197                17,416
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Grantor Trust Commercial
 Mtg. Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11(1)        10,000,000            10,987,740
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations:
 Trust 2001-38, Cl. CD, 6.50%, 5/25/29                             10,000,000            10,331,250
 Trust 2001-44, Cl. ML, 6.50%, 6/25/29                              5,000,000             5,185,826
 Trust 2001-50, Cl. LD, 6.50%, 5/25/30                             10,000,000            10,411,991
 Trust 2001-74, Cl. PC, 6%, 1/25/27                                20,000,000            20,643,566

13 OPPENHEIMER U.S. GOVERNMENT TRUST


STATEMENT OF INVESTMENTS  CONTINUED

                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1


----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED Continued
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
 Trust 1992-34, 8%, 3/25/22                                        $1,170,143           $ 1,257,367
 Trust 1993-202, Cl. PH, 6.50%, 2/25/22                             2,601,615             2,734,682
 Trust 1994-27, 6.50%, 9/25/22                                      4,000,000             4,231,994
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Interest-Only Stripped
 Mtg.-Backed Security:
 Trust 1993-138, Cl. JE, (8.476)%, 8/25/23(4)                       7,057,142             2,964,000
 Trust 2001-T4, Cl. IO, 7.14%, 7/25/28(1,4)                        30,615,229               698,410
 Trust 294, Cl. 2, (37.059)%, 2/1/28(4)                               730,825               105,855
 Trust 299, Cl. 2, (22.949)%, 5/1/28(4)                            23,287,766             3,367,629
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Principal-Only Stripped
 Mtg.-Backed Security:
 Trust 1999-27, Cl. PO, 109.134%, 6/25/29(6)                        4,157,930             3,622,597
 Trust 2000-23, Cl. PK, 64.661%, 6/25/29(6)                         3,608,360             3,108,828
                                                                                     ---------------
                                                                                        577,391,692

----------------------------------------------------------------------------------------------------
 GNMA/GUARANTEED--1.9%
 Government National Mortgage Assn.:
 5.375%, 4/20/17(2)                                                   116,566               119,334
 6.50%, 11/15/23-12/15/23                                             833,866               872,969
 7%, 1/15/28-1/20/30                                                9,893,490            10,357,094
 7.25%, 12/15/05                                                        5,676                 5,904
 7.50%, 10/15/06-11/15/26                                           7,570,721             8,042,179
 8%, 3/15/05-8/15/28                                                3,639,413             3,900,245
 8.25%, 4/15/08                                                        33,268                35,832
 8.50%, 1/15/06                                                         1,407                 1,497
 9%, 9/15/08-5/15/09                                                  105,805               115,595
 9.50%, 7/15/18-1/15/20                                               284,308               320,876
 10%, 6/15/16-8/15/19                                                 459,279               522,836
 10.50%, 2/15/13-5/15/21                                            1,352,133             1,560,967
 11%, 10/20/19-7/20/20                                                950,437             1,097,265
 11.50%, 2/15/13-4/15/13                                               47,057                54,863
 12%, 12/15/12-3/15/14                                                  8,022                 9,461
 12.50%, 1/15/14-6/15/19                                              208,361               245,479
 13%, 4/15/11-12/15/14                                                 48,879                57,644
 13.50%, 4/15/11-1/15/13                                               49,830                59,821
 14%, 6/15/11                                                          13,352                16,086
                                                                                     ----------------
                                                                                         27,395,947

----------------------------------------------------------------------------------------------------
 PRIVATE--12.5%
----------------------------------------------------------------------------------------------------
 COMMERCIAL--8.9%
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1996-MD6, Cl. A2, 7.313%, 11/13/29(2)                       3,000,000             3,280,781
 Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                           5,000,000             5,526,822
----------------------------------------------------------------------------------------------------
 Capital Lease Funding Securitization LP, Interest-Only
 Corporate-Backed Pass-Through Certificates, Series 1997-CTL1,
 9.27%, 6/22/24(1,4)                                               58,299,395             1,985,823

14 OPPENHEIMER U.S. GOVERNMENT TRUST


                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
 COMMERCIAL Continued
 Commercial Mortgage Acceptance Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1996-C1,
 Cl. X-2, 30.946%, 12/25/20(1,4)                                 $  7,700,541        $        2,406
----------------------------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Commercial Mtg.
 Pass-Through Certificates:
 Series 1995-WF1, Cl. E, 8.245%, 12/21/27(2,3)                     12,510,000            12,799,788
 Series 2001-SPGA, Cl. B, 6.662%, 8/13/18(1)                       10,767,000            11,594,584
----------------------------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1998-C1, Cl. AX, 8.073%, 4/11/30(4)  23,610,614             1,221,306
----------------------------------------------------------------------------------------------------
 FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
 Certificates, Series 1994-C1, Cl. 2G, 8.70%, 9/25/25(1)            3,000,000             2,934,843
----------------------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Interest-Only Stripped Mtg.-Backed Security, Series 1998-C2,
 9.218%, 5/18/28(4)                                                27,832,083               822,460
----------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp. Commercial Mtg. Securities, Inc.,
 Commercial Mtg. Obligations:
 Series 2002-LTA, Cl. D, 7.079%, 7/5/13(1)                          5,000,000             5,268,750
 Series 2002-LTA, Cl. E, 7.36%, 7/5/13(1)                           2,200,000             2,319,625
----------------------------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped
 Mtg.-Backed Security Pass-Through Certificates, Series 1997-C1,
 Cl. X, 8.486%, 7/15/27(4)                                         19,918,407             1,227,783
----------------------------------------------------------------------------------------------------
 Heller Financial Commercial Mortgage Asset Corp., Interest-Only
 Commercial Mtg. Obligations, Series 2000-PH1,
 Cl. X, 9.787%, 1/17/34(4)                                        193,785,670             4,117,945
----------------------------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage Finance Corp., Commercial Mtg.
 Obligations, Series 2000-C9, Cl. A2, 7.77%, 10/15/32              10,000,000            11,716,938
----------------------------------------------------------------------------------------------------
 LB-UBS Commercial Mortgage Trust, Commercial Mtg. Interest-Only
 Obligations, Series 2002-C1, Cl. XCL, 10.443%, 3/15/34(1,4)      176,847,134             4,144,855
----------------------------------------------------------------------------------------------------
 LB-UBS Securities Commercial Mortgage Trust, Interest-Only Stripped
 Mtg.-Backed Security, Series 2000-C3, Cl. X, 8.146%, 3/15/20(4)  150,637,550             3,601,179
----------------------------------------------------------------------------------------------------
 Lehman Structured Securities Corp., Collateralized Mtg. Obligations,
 Series 2002-GE1, Cl. A, 6%, 7/26/24(1)                             8,466,735             8,294,755
----------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
 Series 1995-GAL1, Cl. C, 7.95%, 8/15/27(3)                         5,014,988             5,509,240
 Series 1996-WF1, Cl. A2, 7.319%, 11/15/28(2,3)                    10,177,508            10,412,068
----------------------------------------------------------------------------------------------------
 PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations,
 Series 2001-C1, Cl. A2, 6.36%, 3/12/34                            10,000,000            10,712,500
----------------------------------------------------------------------------------------------------
 Prudential Mortgage Capital Co. II LLC, Commercial Mtg.
 Pass-Through Certificates:
 Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15                   10,000,000            10,931,250
 Series PRU-HTG 2000-C1, Cl. F, 7.853%, 10/6/15                     8,495,659             8,777,078
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations,
 Interest-Only Mtg. Pass-Through Certificates, Series 2002-AL1,
 Cl. AIO, 10.53%, 3/25/33(1,4)                                     37,346,295             3,769,642
                                                                                     ---------------
                                                                                        130,972,421


15 OPPENHEIMER U.S. GOVERNMENT TRUST


STATEMENT OF INVESTMENTS  CONTINUED

                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
 MULTIFAMILY--0.3%
 ABN Amro Mortgage Corp., Multiclass Mtg. Pass-Through Certificates,
 Series 2001-8, Cl. 2A1, 6.50%, 1/25/32                            $3,590,991           $ 3,669,544
----------------------------------------------------------------------------------------------------
 RESIDENTIAL--3.3%
 ARC Net Interest Margin Trust, Collateralized Mtg. Obligations,
 Series 2001-6A, Cl. A, 7.25%, 10/27/31(1)                          1,409,511             1,395,416
----------------------------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Collateralized Mtg. Obligations:
 Series 2001-6, Cl. A2, 6.50%, 5/25/29                              2,337,068             2,374,333
 Series 2001-13, Cl. 1A5, 6.50%, 8/25/31                            3,944,295             3,983,415
 Series 2002-2, Cl. 2A3, 6%, 2/25/32                               10,000,000            10,200,000
----------------------------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg. Pass-Through Certificates,
 Series 1993-12, Cl. B1, 6.625%, 2/25/24(7)                         2,052,434             2,103,837
----------------------------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through Certificates, Series 1998-24,
 Cl. A1, 6.25%, 1/25/29                                               940,029               942,140
----------------------------------------------------------------------------------------------------
 Imperial CMB Trust, Collateralized Mtg. Obligations, Trust 1998-1,
 Cl. B, 7.25%, 11/25/29                                             1,203,913             1,223,476
----------------------------------------------------------------------------------------------------
 Norwest Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates, Series 1999-20,
 Cl. A13, 6.75%, 8/25/29                                            2,067,047             2,070,757
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney RV Trust, Recreational Vehicles Mtg.
 Obligations, Series 2001-1, Cl. B, 6.64%, 4/15/18                  2,500,000             2,545,312
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 2001-2, Cl. 1A1, 6.50%, 3/25/31                             1,573,573             1,591,211
 Series 2002-AL1, Cl. B2, 3.45%, 2/25/32                            4,879,206             3,921,662
----------------------------------------------------------------------------------------------------
 Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
 Series 1995-2B, Cl. 2IO, (8.023)%, 6/15/25(1,4)                   46,034,344               848,988
----------------------------------------------------------------------------------------------------
 Washington Mutual Finance Corp., Collateralized Mtg. Obligations,
 Series 2000-1, Cl. M3, 5.543%, 1/25/40(2)                          5,200,000             5,176,844
----------------------------------------------------------------------------------------------------
 Washington Mutual Mortgage Securities Corp., Collateralized Mtg.
 Pass-Through Certificates, Series 2002-AR10, Cl.
 A1, 2.359%, 10/25/32(1,2)                                         10,290,000            10,296,431
                                                                                     ---------------
                                                                                         48,673,822
                                                                                     ---------------
 Total Mortgage-Backed Obligations (Cost $783,846,334)                                  788,103,426

----------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--57.6%
----------------------------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 3%, 7/15/04                                                       85,000,000            86,165,350
 3.875%, 2/15/05                                                   19,500,000            20,130,864
 4.25%, 6/15/05                                                     7,000,000             7,285,019
 4.875%, 3/15/07                                                    4,800,000             5,098,598
 6.25%, 7/15/32                                                    53,300,000            58,499,948
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.:
 5.25%, 6/15/06                                                    46,200,000            49,628,086
 6.375%, 6/15/09                                                   57,600,000            65,066,285
 7.25%, 1/15/10                                                    41,900,000            49,704,964
----------------------------------------------------------------------------------------------------
 Resolution Funding Corp. Federal Book
 Entry Principal Strips, 6.28%, 1/15/21(8)                         18,500,000             6,543,765
----------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 5.375%, 2/15/31                                                   34,000,000            36,272,424
 6.25%, 5/15/30                                                    42,400,000            49,672,618


16 OPPENHEIMER U.S. GOVERNMENT TRUST



                                                                   PRINCIPAL           MARKET VALUE
                                                                      AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS Continued
----------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds: Continued
 6.625%, 2/15/27                                                  $11,800,000           $14,259,108
 8.75%, 5/15/17                                                    57,350,000            81,096,513
 9.25%, 2/15/16                                                    49,850,000            72,399,348
 11.25%, 2/15/15                                                    1,450,000             2,374,036
 STRIPS, 4.89%, 5/15/13(8)                                         26,020,000            15,759,950
 STRIPS, 5.91%, 11/15/24(8)                                        14,690,000             4,423,027
----------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 2.875%, 6/30/04                                                   46,700,000            47,371,359
 3.25%, 8/15/07                                                     7,085,000             7,100,502
 5.50%, 5/15/09                                                    29,700,000            32,884,642
 5.75%, 8/15/10                                                    16,700,000            18,758,809
 5.875%, 11/15/04(7)                                               18,500,000            19,949,660
 6%, 8/15/09                                                       24,875,000            28,238,001
 6.50%, 2/15/10                                                    31,200,000            36,477,199
 6.75%, 5/15/05                                                    28,000,000            31,171,896
                                                                                     ---------------
 Total U.S. Government Obligations (Cost $806,560,696)                                  846,331,971

----------------------------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--1.3%
----------------------------------------------------------------------------------------------------
 Undivided interest of 7.52% in joint repurchase agreement with Banc One
 Capital Markets, Inc., 1.81%, dated 8/30/02, to be repurchased at
 $257,748,826 on 9/3/02, collateralized by U.S. Treasury Bonds,
 7.25%-13.75%, 8/15/04-8/15/22, with a value of $60,170,434,
 U.S. Treasury Nts., 3.25%-7.875%, 8/15/03-11/15/04, with a value of $146,532,884 and U.S. Treasury Bills, 10/24/02-12/26/02, with
 a value of $56,371,502 (Cost $19,377,000)                         19,377,000            19,377,000

----------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,714,478,641)                      119.6%        1,755,876,816
----------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                  (19.6)         (287,185,839)
                                                                 -----------------------------------
 NET ASSETS                                                             100.0%       $1,468,690,977
                                                                 ===================================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $32,430,928 or 2.21% of the Fund's net assets as of August 31, 2002.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $44,172,278 or 3.01% of the Fund's net assets as of August 31, 2002.
5. When-issued security to be delivered and settled after August 31, 2002.
6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
7. Securities with an aggregate market value of $5,393,006 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
8. Zero coupon bond reflects effective yield on the date of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  AUGUST 31, 2002

----------------------------------------------------------------------------------------------
 ASSETS
----------------------------------------------------------------------------------------------
 Investments, at value (cost $1,714,478,641)--see accompanying statement       $1,755,876,816
----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and principal paydowns                                                   11,401,173
 Shares of beneficial interest sold                                                 5,912,971
 Investments sold                                                                      54,749
 Daily variation on futures contracts                                                  24,235
 Other                                                                                  8,555
                                                                               ---------------
 Total assets                                                                   1,773,278,499

----------------------------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------------------------

 Bank overdraft                                                                     2,588,411
----------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                     294,814,453
 Shares of beneficial interest redeemed                                             5,324,677
 Distribution and service plan fees                                                   563,389
 Dividends                                                                            435,585
 Transfer and shareholder servicing agent fees                                        310,765
 Trustees' compensation                                                               164,083
 Shareholder reports                                                                  156,625
 Daily variation on futures contracts                                                 111,711
 Other                                                                                117,823
                                                                               ---------------
 Total liabilities                                                                304,587,522

----------------------------------------------------------------------------------------------
 NET ASSETS                                                                    $1,468,690,977
                                                                               ===============


----------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------

 Par value of shares of beneficial interest                                    $      148,706
----------------------------------------------------------------------------------------------
 Additional paid-in capital                                                     1,446,697,601
----------------------------------------------------------------------------------------------
 Undistributed net investment income                                                1,176,928
----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                         (20,575,113)
----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                        41,242,855
                                                                               ---------------
 NET ASSETS                                                                    $1,468,690,977
----------------------------------------------------------------------------------------------


18 OPPENHEIMER U.S. GOVERNMENT TRUST



----------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $853,671,107 and 86,386,588 shares of beneficial interest outstanding)                $ 9.88
 Maximum offering price per share (net asset value plus sales charge of 4.75% of
 offering price)                                                                       $10.37
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $393,355,457
 and 39,855,593 shares of beneficial interest outstanding)                             $ 9.87
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $205,349,479
 and 20,812,681 shares of beneficial interest outstanding)                             $ 9.87
----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,453,491
 and 1,361,472 shares of beneficial interest outstanding)                              $ 9.88
----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $2,861,443 and 289,612 shares of beneficial interest outstanding)           $ 9.88
----------------------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19 OPPENHEIMER U.S. GOVERNMENT TRUST


STATEMENT OF OPERATIONS  FOR THE YEAR ENDED AUGUST 31, 2002

----------------------------------------------------------------------------------------------
 INVESTMENT INCOME
----------------------------------------------------------------------------------------------
 Interest                                                                      $   72,575,470

----------------------------------------------------------------------------------------------
 EXPENSES
----------------------------------------------------------------------------------------------
 Management fees                                                                    6,158,108
----------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                            1,632,043
 Class B                                                                            2,660,417
 Class C                                                                            1,446,297
 Class N                                                                               29,984
----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                            1,313,903
 Class B                                                                              503,331
 Class C                                                                              265,852
 Class N                                                                               11,310
 Class Y                                                                                3,911
----------------------------------------------------------------------------------------------
 Shareholder reports                                                                  494,825
----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                           82,207
----------------------------------------------------------------------------------------------
 Trustees' compensation                                                                47,950
----------------------------------------------------------------------------------------------
 Other                                                                                138,765
                                                                                 -------------
 Total expenses                                                                    14,788,903
 Less reduction to custodian expenses                                                 (31,735)
 Less voluntary waiver of transfer and shareholder service agent fees-Class Y            (381)
                                                                                 -------------
 Net expenses                                                                      14,756,787

----------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                             57,818,683


----------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                             27,819,737
 Closing of futures contracts                                                      (6,384,848)
 Closing and expiration of option contracts written                                    (2,851)
                                                                                 -------------
 Net realized gain                                                                 21,432,038
----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                              25,431,490
                                                                                 -------------
 Net realized and unrealized gain                                                  46,863,528
----------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $104,682,211
                                                                                 =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


20 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED AUGUST 31,                                          2002                      2001
-----------------------------------------------------------------------------------------------
 OPERATIONS
-----------------------------------------------------------------------------------------------
 Net investment income                                $   57,818,683            $   44,714,070
-----------------------------------------------------------------------------------------------
 Net realized gain                                        21,432,038                24,994,269
-----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                    25,431,490                 6,989,425
                                                      -----------------------------------------
 Net increase in net assets resulting from operations    104,682,211                76,697,764

-----------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                 (37,850,699)              (33,307,167)
 Class B                                                 (12,641,929)               (8,346,863)
 Class C                                                  (6,896,952)               (5,390,618)
 Class N                                                    (317,090)                   (2,515)
 Class Y                                                    (112,098)                  (28,013)

-----------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------

 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                 225,972,091                20,369,071
 Class B                                                 177,038,753                58,281,840
 Class C                                                  74,202,150                29,324,944
 Class N                                                  12,553,724                   508,383
 Class Y                                                   1,249,048                 1,168,806

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------

 Total increase                                          537,879,209               139,275,632
-----------------------------------------------------------------------------------------------
 Beginning of period                                     930,811,768               791,536,136
                                                      -----------------------------------------
 End of period [including undistributed net investment
 income of $1,176,928 and $765,514, respectively]     $1,468,690,977              $930,811,768
                                                      =========================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

21 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

 CLASS A     YEAR ENDED AUGUST 31,               2002        2001        2000        1999        1998

-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.52      $ 9.19      $ 9.15      $ 9.74       $ 9.48
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .54         .51         .58         .56          .65
 Net realized and unrealized gain (loss)          .36         .36         .04        (.59)         .26
                                                -------------------------------------------------------
 Total from investment operations                 .90         .87         .62        (.03)         .91
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.54)       (.54)       (.57)       (.55)        (.65)
 Tax return of capital distribution                --          --        (.01)       (.01)          --
                                                -------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.54)       (.54)       (.58)       (.56)        (.65)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.88       $9.52       $9.19       $9.15        $9.74
                                                =======================================================


-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             9.75%       9.75%       7.03%      (0.40)%       9.26%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $853,671    $599,659    $559,194    $579,064     $573,792
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $679,657    $580,177    $542,931    $591,229     $516,173
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           5.57%       5.46%       6.37%       5.85%        6.17%
 Expenses                                        1.06%       0.91%       1.12%       1.06%        1.03%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22 OPPENHEIMER U.S. GOVERNMENT TRUST

 CLASS B     YEAR ENDED AUGUST 31,               2002        2001        2000        1999         1998

-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.51      $ 9.18      $ 9.14      $ 9.73       $ 9.47
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .46         .45         .51         .48          .56
 Net realized and unrealized gain (loss)          .36         .35         .04        (.59)         .27
                                               --------------------------------------------------------
 Total from investment operations                 .82         .80         .55        (.11)         .83
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.46)       (.47)       (.50)       (.47)        (.57)
 Tax return of capital distribution                --          --        (.01)       (.01)          --
                                               --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.46)       (.47)       (.51)       (.48)        (.57)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.87       $9.51       $9.18       $9.14        $9.73
                                                =======================================================


-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             8.93%       8.92%       6.22%      (1.15)%       8.45%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $393,355    $204,576    $140,512    $174,622     $118,873
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $266,559    $169,440    $151,770    $160,782     $ 76,030
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           4.74%       4.67%       5.60%       5.09%        5.33%
 Expenses                                        1.82%       1.67%       1.87%       1.81%        1.78%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  CONTINUED

 CLASS C     YEAR ENDED AUGUST 31,               2002        2001        2000        1999         1998
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.50      $ 9.18      $ 9.14      $ 9.72       $ 9.47
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .46         .45         .51         .48          .56
 Net realized and unrealized gain (loss)          .37         .34         .04        (.58)         .26
-------------------------------------------------------------------------------------------------------
 Total from investment operations                 .83         .79         .55        (.10)         .82
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.46)       (.47)       (.50)       (.47)        (.57)
 Tax return of capital distribution                --          --        (.01)       (.01)          --
                                                -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.46)       (.47)       (.51)       (.48)        (.57)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.87       $9.50       $9.18       $9.14        $9.72
                                                =======================================================


-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             9.05%       8.81%       6.21%      (1.05)%       8.34%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $205,349    $124,542     $91,496     $67,691      $40,456
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $144,852    $109,060     $77,875     $56,943      $27,135
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           4.76%       4.69%       5.61%       5.11%        5.36%
 Expenses                                        1.81%       1.67%       1.88%       1.81%        1.78%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


24 OPPENHEIMER U.S. GOVERNMENT TRUST

 Class N     YEAR ENDED AUGUST 31,                           2002       2001(1)

-----------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $ 9.52    $ 9.45
-----------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                        .50       .25
 Net realized and unrealized gain                             .39       .07
                                                           ------------------
 Total from investment operations                             .89       .32
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.53)     (.25)
 Tax return of capital distribution                            --        --
-----------------------------------------------------------------------------
 Total dividends and/or distributions to shareholders        (.53)     (.25)
-----------------------------------------------------------------------------
 Net asset value, end of period                             $9.88     $9.52
                                                            =================


-----------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         9.62%     3.50%
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
 Net assets, end of period (in thousands)                 $13,453      $513
-----------------------------------------------------------------------------
 Average net assets (in thousands)                        $ 6,092      $ 90
-----------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                       5.21%     5.54%
 Expenses                                                    1.31%     0.85%
-----------------------------------------------------------------------------
 Portfolio turnover rate                                      121%      215%



1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

25 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  CONTINUED

 CLASS Y     YEAR ENDED AUGUST 31,               2002        2001        2000        1999       1998(1)

-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 9.52      $ 9.19      $ 9.15      $ 9.74       $10.00
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .56         .56         .62         .51          .18
 Net realized and unrealized gain (loss)          .36         .34         .03        (.59)        (.26)
                                                -------------------------------------------------------
 Total from investment operations                 .92         .90         .65        (.08)        (.08)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.56)       (.57)       (.61)       (.50)        (.18)
 Tax return of capital distribution                --          --          --(2)     (.01)          --
                                                -------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                   (.56)       (.57)       (.61)       (.51)        (.18)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.88       $9.52       $9.19       $9.15       $ 9.74
                                                =======================================================

-------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(3)            10.05%      10.10%       7.39%      (0.83)%       2.83%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $2,861      $1,522        $333          $1           $1
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $1,933      $  464        $ 27          $1           $1
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                           5.80%       5.83%       6.51%       6.19%        1.77%
 Expenses                                        0.83%       1.06%(5)    0.83%       0.69%        0.73%(6)
 Expenses, net of reduction to custodian
 expenses, voluntary waiver of transfer agent
 fees and voluntary waiver of expenses           0.81%       0.61%       0.83%       0.69%        0.73%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          121%        215%        181%        199%          80%


1. For the period from May 18, 1998 (inception of offering) to August 31, 1998.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
6. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially

--------------------------------------------------------------------------------

27 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED



--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 fully invested. As of August 31, 2002, the Fund had entered into when-issued purchase commitments of $294,814,453.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
    Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 28 OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2002, the Fund's projected benefit obligations were increased by $20,914 and payments of $10,396 were made to retired trustees, resulting in an accumulated liability of $158,717 as of August 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect an increase in additional paid-in capital of $706,076, an increase in undistributed net investment income of $411,499, and an increase in accumulated net realized loss on investments of $1,117,575. This reclassification includes $706,076 distributed in connection with Fund share redemptions which increased paid-in capital and increased accumulated net realized loss. Net assets of the Fund were unaffected by the reclassifications.

29 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED


--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:
                                         YEAR ENDED                YEAR ENDED
                                    AUGUST 31, 2002           AUGUST 31, 2001
--------------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                 $  57,818,768             $  47,075,176
      Long-term capital gain                     --                        --
      Return of capital                          --                        --
                                      ------------------------------------------
      Total                             $57,818,768               $47,075,176
                                      ==========================================
 As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:
      Undistributed net investment income  $  1,176,928
      Accumulated net realized loss         (20,575,113)
      Net unrealized appreciation            41,242,855
                                      ------------------------------------------
      Total                                 $21,844,670
                                      ==========================================

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

30 OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        YEAR ENDED AUGUST 31, 2002                     YEAR ENDED AUGUST 31, 2001(1)
                                         SHARES                 AMOUNT                 SHARES                  AMOUNT
----------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                51,158,977          $ 492,319,270             39,948,665           $ 373,555,261
 Dividends and/or
 distributions reinvested             3,285,846             31,517,309              3,014,603              28,183,569
 Redeemed                           (31,048,388)          (297,864,488)           (40,803,949)           (381,369,759)
                                 -------------------------------------------------------------------------------------
 Net increase                        23,396,435           $225,972,091              2,159,319            $ 20,369,071
                                 =====================================================================================

----------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                28,240,126          $ 271,878,767             13,290,123           $ 124,270,442
 Dividends and/or
 distributions reinvested             1,009,466              9,672,641                666,342               6,226,507
 Redeemed                           (10,910,447)          (104,512,655)            (7,744,497)            (72,215,109)
                                 -------------------------------------------------------------------------------------
 Net increase                        18,339,145          $ 177,038,753              6,211,968           $  58,281,840
                                 =====================================================================================

----------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                13,565,886          $ 130,250,103              9,808,466           $  91,673,634
 Dividends and/or
 distributions reinvested               613,993              5,880,095                509,518               4,758,502
 Redeemed                            (6,470,186)           (61,928,048)            (7,183,749)            (67,107,192)
                                 -------------------------------------------------------------------------------------
 Net increase                         7,709,693          $  74,202,150              3,134,235           $  29,324,944
                                 =====================================================================================

----------------------------------------------------------------------------------------------------------------------
 CLASS N
 Sold                                 1,861,890          $  17,830,379                 53,852           $     507,822
 Dividends and/or
 distributions reinvested                32,852                314,778                    287                   2,728
 Redeemed                              (587,177)            (5,591,433)                  (232)                 (2,167)
                                 -------------------------------------------------------------------------------------
 Net increase                         1,307,565          $  12,553,724                 53,907           $     508,383
                                 =====================================================================================

----------------------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                                   198,277          $   1,903,907                123,128           $   1,164,118
 Dividends and/or
 distributions reinvested                11,662                111,903                  3,065                  28,777
 Redeemed                               (80,212)              (766,762)                (2,578)                (24,089)
                                 -------------------------------------------------------------------------------------
 Net increase                           129,727          $   1,249,048                123,615           $   1,168,806
                                 =====================================================================================

 1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.


31 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED



--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $2,300,119,648 and $1,728,785,727, respectively.

 As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,738,589,818 was composed of:

                     Gross unrealized appreciation $ 61,551,762
                     Gross unrealized depreciation  (44,264,764)
                                                   ------------
                     Net unrealized appreciation   $ 17,286,998
                                                   ============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund.
 The Fund pays OFS a $22.50 per account fee
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


32 OPPENHEIMER U.S. GOVERNMENT TRUST

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                   AGGREGATE        CLASS A        CONCESSIONS          CONCESSIONS      CONCESSIONS         CONCESSIONS
                   FRONT-END      FRONT-END         ON CLASS A           ON CLASS B       ON CLASS C          ON CLASS N
               SALES CHARGES  SALES CHARGES             SHARES               SHARES           SHARES              SHARES
                  ON CLASS A    RETAINED BY        ADVANCED BY          ADVANCED BY      ADVANCED BY         ADVANCED BY
 YEAR ENDED           SHARES    DISTRIBUTOR     DISTRIBUTOR(1)       DISTRIBUTOR(1)   DISTRIBUTOR(1)       DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------------
 August 31, 2002  $2,373,874       $661,495           $342,807           $4,151,432         $654,358            $133,470

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                                    CLASS A              CLASS B          CLASS C             CLASS N
                                                 CONTINGENT           CONTINGENT       CONTINGENT          CONTINGENT
                                                   DEFERRED             DEFERRED         DEFERRED            DEFERRED
                                              SALES CHARGES        SALES CHARGES    SALES CHARGES       SALES CHARGES
                                                RETAINED BY          RETAINED BY      RETAINED BY         RETAINED BY
 YEAR ENDED                                     DISTRIBUTOR          DISTRIBUTOR      DISTRIBUTOR         DISTRIBUTOR
----------------------------------------------------------------------------------------------------------------------
 August 31, 2002                                    $58,398             $836,860          $51,358                $249

----------------------------------------------------------------------------------------------------------------------

 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2002 , payments under the Class A Plan totaled $1,632,043, all of which were paid by the Distributor to recipients, and included $85,769 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:


                                                                                                        DISTRIBUTOR'S
                                                                                    DISTRIBUTOR'S           AGGREGATE
                                                                                        AGGREGATE        UNREIMBURSED
                                                                                     UNREIMBURSED       EXPENSES AS %
                                             TOTAL PAYMENTS      AMOUNT RETAINED         EXPENSES       OF NET ASSETS
                                                 UNDER PLAN       BY DISTRIBUTOR       UNDER PLAN            OF CLASS
----------------------------------------------------------------------------------------------------------------------
 Class B Plan                                    $2,660,417           $2,180,276      $10,386,742                2.64%
 Class C Plan                                     1,446,297              406,760        1,837,297                0.89
 Class N Plan                                        29,984               29,071          172,887                1.29

33 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED



--------------------------------------------------------------------------------
 5. FUTURES CONTRACTS
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of August 31, 2002, the Fund had outstanding futures contracts as follows:

                                                                                        UNREALIZED
                                  EXPIRATION         NUMBER OF   VALUATION AS OF      APPRECIATION
 CONTRACT DESCRIPTION                  DATES         CONTRACTS   AUGUST 31, 2002    (DEPRECIATION)
--------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 U.S. Treasury Nts., 10 yr.         12/19/02                92       $10,283,875         $ 21,563
                                                                                         --------

 CONTRACTS TO SELL
 U.S. Long Bond                     12/19/02               237        25,995,938           (9,258)
 U.S. Treasury Nts., 2 yr.          12/27/02               343        72,957,172          (42,391)
 U.S. Treasury Nts., 5 yr.          12/19/02               194        21,567,344         (125,234)
                                                                                        ---------
                                                                                         (176,883)
                                                                                        ---------
                                                                                        $(155,320)
                                                                                        =========

34 OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
 6. OPTION ACTIVITY
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended August 31, 2002 was as follows:

                                                  CALL OPTIONS                        PUT OPTIONS
                                   ----------------------------       ----------------------------
                                    NUMBER OF        AMOUNT OF         NUMBER OF        AMOUNT OF
                                    CONTRACTS         PREMIUMS         CONTRACTS         PREMIUMS
--------------------------------------------------------------------------------------------------
 Options outstanding as of
 August 31, 2001                           --    $          --                --      $        --
 Options written                      220,125        1,179,068             1,740          792,238
 Options closed or expired           (220,125)      (1,179,068)           (1,620)        (739,088)
 Options exercised                         --               --              (120)         (53,150)
                                 -----------------------------------------------------------------
 Options outstanding as of
 August 31, 2002                           --    $          --                --      $        --
                                 =================================================================

35 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 7. ILLIQUID SECURITIES
 As of August 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2002 was $115,149,573, which represents 7.84% of the Fund's net assets.

--------------------------------------------------------------------------------
 8. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at August 31, 2002.

36 OPPENHEIMER U.S. GOVERNMENT TRUST

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER U.S. GOVERNMENT TRUST:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer U.S. Government Trust, including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP

 Denver, Colorado
 September 23, 2002

37 OPPENHEIMER U.S. GOVERNMENT TRUST

FEDERAL INCOME TAX INFORMATION  UNAUDITED


--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38 OPPENHEIMER U.S. GOVERNMENT TRUST

SHAREHOLDER MEETING  UNAUDITED


--------------------------------------------------------------------------------
 On September 12, 2001, a shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:

--------------------------------------------------------------------------------
 PROPOSAL NO. 1
 1. The twelve persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 NOMINEE                                        FOR                     WITHHELD                         TOTAL
--------------------------------------------------------------------------------------------------------------
 Leon Levy                           54,304,289.986                1,330,461.163                55,634,751.149
 Donald W. Spiro                     54,464,927.303                1,169,823.846                55,634,751.149
 Bridget A. Macaskill                54,455,758.138                1,178,993.011                55,634,751.149
 Robert G. Galli                     54,537,407.176                1,097,343.973                55,634,751.149
 Phillip A. Griffiths                54,551,592.371                1,083,158.778                55,634,751.149
 Benjamin Lipstein                   54,296,364.611                1,338,386.538                55,634,751.149
 Elizabeth B. Moynihan               54,502,062.206                1,132,688.943                55,634,751.149
 Kenneth A. Randall                  54,480,368.651                1,154,382.498                55,634,751.149
 Edward V. Regan                     54,530,552.525                1,104,198.624                55,634,751.149
 Russell S. Reynolds, Jr.            54,523,485.302                1,111,265.847                55,634,751.149
 Clayton K. Yeutter                  54,513,886.931                1,120,864.218                55,634,751.149

                                                                                           BROKER
                FOR                  AGAINST                    ABSTAIN                 NON-VOTES                     TOTAL
---------------------------------------------------------------------------------------------------------------------------
 PROPOSAL NO. 2
 2A. Replace the Fund's fundamental policy regarding minimum investments in U.S. Government Securities:
     41,929,447.948            2,581,286.633              3,284,177.568                 7,839,839            55,634,751.149
 2B. Replace the Fund's fundamental policy regarding restricted or illiquid securities:
     40,575,307.724            3,492,615.554              3,726,988.874                 7,839,839            55,634,751.152
 2C. Amend the Fund's fundamental policy regarding borrowing:
     39,690,538.347            4,434,154.945              3,670,218.856                 7,839,839            55,634,751.148
 2D. Eliminate the Fund's fundamental policy on pledging, mortgaging or hypothecating assets:
     39,791,944.057            4,050,690.891              3,952,277.201                 7,839,839            55,634,751.149
 2E. Amend the Fund's fundamental policy regarding lending:
     40,350,810.442            3,662,731.662              3,781,370.045                 7,839,839            55,634,751.149

----------------------------------------------------------------------------------------------------------------------------
 PROPOSAL NO. 3
 3. Approval of authorization for the Fund's Trustees to adopt an Amended and Restated Declaration of Trust:
     41,756,905.744            2,716,065.504              3,321,940.901                 7,839,839            55,634,751.149

39 OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,(1) AGE,           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS / OTHER TRUSTEESHIPS / DIRECTORSHIPS
POSITION(S) HELD WITH FUND       HELD BY TRUSTEE / NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN
AND LENGTH OF TIME SERVED(2)     BY TRUSTEE


INDEPENDENT TRUSTEES

LEON LEVY, Chairman of           General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
the Board of Trustees            and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
Trustee (since 1985)             development). Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 76

DONALD W. SPIRO, Vice            Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Chairman of the Board            (January 1969-August 1999) of the Manager. Oversees 31 portfolios in the
of Trustees,                     OppenheimerFunds complex.
Trustee (since 1985)
Age: 76

ROBERT G. GALLI,                 A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
Trustee (since 1993)             (October 1995-December 1997) of the Manager. Oversees 41 portfolios in the
Age: 69                          OppenheimerFunds complex.

PHILLIP A. GRIFFITHS, Trustee    The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
(since 1999)                     director (since 2001) of GSI Lumonics and a member of the National Academy
Age: 63                          of Sciences (since 1979); formerly (in descending chronological order) a direc-
                                 tor of Bankers Trust Corporation, Provost and Professor of Mathematics at
                                 Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a
                                 Professor of Mathematics at Harvard University. Oversees 31 portfolios in the
                                 OppenheimerFunds complex.

BENJAMIN LIPSTEIN, Trustee       Professor Emeritus of Marketing, Stern Graduate School of Business
(since 1985)                     Administration, New York University. Oversees 31 portfolios in the
Age: 79                          OppenheimerFunds complex.

JOEL W. MOTLEY, Trustee          Director (January 2002-present), Columbia Equity Financial Corp. (privately-held
(since October 15, 2002)         financial adviser); Managing Director (January 2002-present), Carmona Motley
Age: 50                          Inc. (privately-held financial adviser). Formerly he held the following positions:
                                 Managing Director (January 1998-December 2001), Carmona Motley Hoffman
                                 Inc. (privately-held financial adviser); Managing Director (January 1992-
                                 December 1997), Carmona Motley & Co. (privately-held financial adviser).
                                 Oversees 31 portfolios in the OppenheimerFunds complex.

ELIZABETH B. MOYNIHAN,           Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1992)             Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the National
Age: 72                          Building Museum; a member of the Trustees Council, Preservation League of New
                                 York State. Oversees 31 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL, Trustee      A director of Dominion Resources, Inc. (electric utility holding company) and
(since 1985)                     Prime Retail, Inc. (real estate investment trust); formerly a director of Dominion
Age: 75                          Energy, Inc. (electric power and oil & gas producer), President and Chief
                                 Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                 American Motorists Insurance Company and American Manufacturers Mutual
                                 Insurance Company. Oversees 31 portfolios in the OppenheimerFunds complex.

1. The address of each Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924.

2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

40 OPPENHEIMER U.S. GOVERNMENT TRUST

EDWARD V. REGAN, Trustee         President, Baruch College, CUNY; a director of RBAsset (real estate manager);
(since 1993)                     a director of OffitBank; formerly Trustee, Financial Accounting Foundation
Age: 72                          (FASB and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                 Chairman of Municipal Assistance Corporation for the City of New York, New York
                                 State Comptroller and Trustee of New York State and Local Retirement Fund. Oversees
                                 31 investment companies in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,        Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 1989)             governance consulting and executive recruiting); a life trustee of International
Age: 70                          House (non-profit educational organization), and a trustee (since 1996) of the
                                 Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

CLAYTON K. YEUTTER, Trustee      Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
(since 1991)                     Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999). Oversees 31
Age: 71                          portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND OFFICER

JOHN V. MURPHY,(3,4) President   Chairman, Chief Executive Officer and director (since June 2001) and President
and Trustee,                     (since September 2000) of the Manager; President and a director or trustee
Trustee (since October 2001)     of other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                          Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                 Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                 Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                 (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                 Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                 of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                 OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                 Corporation (since November 2001), HarbourView Asset Management Corporation and
                                 OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                 2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                 Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                 and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                 Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                 Insurance Company (the Manager's parent company); a director (since June 1995)
                                 of DBL Acquisition Corporation; formerly, Chief Operating Officer (September
                                 2000-June 2001) of the Manager; President and trustee (November 1999-November
                                 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                 Insurance Company; President, Chief Executive Officer and director (September
                                 1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                 wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the
                                 OppenheimerFunds complex.

3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

41 OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS  CONTINUED

OFFICERS(5,6)

ANGELO MANIOUDAKIS, Vice         Senior Vice President of the Manager (since April 2002); an officer of 9 port-
President (since 2002)           folios in the OppenheimerFunds complex; formerly Executive Director and
Age: 35                          portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
                                 Investment Management (August 1993-April 2002).

BRIAN W. WIXTED,                 Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer, Principal Financial   Treasurer (since March 1999) of HarbourView Asset Management Corporation,
and Accounting Officer           Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
(since April 1999)               Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI
Age: 42                          Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                 and Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional
                                 Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May
                                 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager);
                                 Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                 OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                 Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                 Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

PHILIP F. VOTTIERO,              Vice President/Fund Accounting of the Manager (since March 2002); formerly
Assistant Treasurer              Vice President/Corporate Accounting of the Manager (July 1999-March 2002)
(since August 2002)              prior to which he was Chief Financial Officer at Sovlink Corporation (April
Age: 39                          1996-June 1999). An officer of 72 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Senior Vice President (since May 1985) and General Counsel (since February
Secretary 2002)                  of the Manager; General Counsel and a director (since November 2001) of
(since November 2001)            OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 54                          (since November 2001) of HarbourView Asset Management Corporation; Vice
                                 President and a director (since November 2000) of Oppenheimer Partnership
                                 Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                 November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                 Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                 Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                 Centennial Asset Management Corporation; a director (since November 2001) of
                                 Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                 (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                 (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                 November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                 (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                 1985-November 2001), Shareholder Financial Services, Inc. (November
                                 1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                                 Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

5. The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Masterson, Vottiero and Wixted and Ms. Ives, whose address is 6803
S. Tucson Way, Centennial, CO 80112-3924.

6. Each Officer serves for an annual term or until his or her resignation, death or removal.

42 OPPENHEIMER U.S. GOVERNMENT TRUST

KATHERINE P. FELD,               Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary              President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
(since November 2001)            Vice President and Secretary (since June 1999) of Centennial Asset Management
Age: 44                          Corporation; Vice President (since 1997) of Oppenheimer Real Asset Manage-
                                 ment, Inc.; formerly Vice President and Associate Counsel of the Manager (June
                                 1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary              President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since November 2001)            Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant Secretary
Age: 36                          (since December 2001) of OppenheimerFunds Legacy Program and Shareholder
                                 Financial Services, Inc.; formerly Assistant Vice President and Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of the Manager
                                 (August 1994-August 1997). An officer of 85 portfolios in the
                                 OppenheimerFunds complex.

DENIS R. MOLLEUR,                Vice President and Senior Counsel of the Manager (since July 1999); formerly
Assistant Secretary              a Vice President and Associate Counsel of the Manager (September 1995-July
(since November 2001)            1999). An officer of 82 portfolios in the OppenheimerFunds complex.
Age: 44

PHILIP T. MASTERSON,             Vice President and Assistant Counsel of the Manager (since July 1998); formerly
Assistant Secretary              an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An
(since August 2002)              officer of 72 portfolios in the OppenheimerFunds complex.
Age: 38


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


MANAGEMENT AND OTHER AFFILIATES



 INVESTMENT ADVISOR        OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.
---------------------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT
---------------------------------------------------------------------------------------------
 INDEPENDENT AUDITORS      KPMG LLP
---------------------------------------------------------------------------------------------
 LEGAL COUNSEL             Mayer Brown Rowe and Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR,
                           INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.


(C)Copyright 2002 OppenheimerFunds, Inc.  All rights reserved.

43 OPPENHEIMER U.S. GOVERNMENT TRUST

PRIVACY POLICY NOTICE

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:

o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service

44 OPPENHEIMER U.S. GOVERNMENT TRUST

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).

--------------------------------------------------------------------------------

45 OPPENHEIMER U.S. GOVERNMENT TRUST

INFORMATION AND SERVICES

[Computer Graphic Omitted]  eDocsDirect

GET THIS REPORT ONLINE!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!!

Sign up for EDOCS DIRECT today at
WWW.OPPENHEIMERFUNDS.COM

INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
PHONELINK(1) and GENERAL INFORMATION
24-hr automated information and automated
transactions Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
TICKER SYMBOLS
Class A: OUSGX  Class B: UGTBX  Class C: OUSCX  Class N: OUSNX  Class Y: OUSYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                              [Logo Omitted] OPPENHEIMERFUNDS(R)
                                                               Distributor, Inc.

RA0220.001.0802  October 30, 2002